Exhibit 10.15

Separation Agreement and Release

This Separation Agreement and Release (“Agreement”) is made by and between Armon Sharei, Ph.D. (“Executive”) and SQZ Biotechnologies Company (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Employment Agreement, dated as of October 29, 2020 (the “Employment Agreement”) and that certain Employee Proprietary Information and Inventions Assignment Agreement, dated as of October 29, 2020 (the “Restrictive Covenant Agreement”); and

WHEREAS, in connection with Executive’s termination of employment with the Company or a subsidiary or affiliate of the Company effective November 30, 2022 (the “Separation Date”), the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company or its subsidiaries or affiliates but, for the avoidance of doubt, nothing herein will be deemed to release any rights or remedies in connection with Executive’s ownership of vested equity securities of the Company, vested benefits or Executive’s right to indemnification by the Company or any of its affiliates pursuant to contract or applicable law (collectively, the “Retained Claims”).

NOW, THEREFORE, in consideration of the severance payments and benefits described in Section 4of the Employment Agreement, which, pursuant to the Employment Agreement, are conditioned on Executive’s execution and non-revocation of this Agreement, and in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:

1. Severance Payments and Benefits; Salary and Benefits. The Company agrees to provide Executive with the severance payments and benefits described in Section 4(b) of the Employment Agreement, payable at the times set forth in, and subject to the terms and conditions of, the Employment Agreement. As additional consideration for Executive’s execution of this Agreement, the Company agrees that, with respect to any shares subject to a stock option agreement by and between Executive and the Company that are vested as of the Separation Date, the Company shall extend the deadline for Executive’s exercise of such vested shares to the one (1) year anniversary of the Separation Date. Executive is advised to consult with his tax advisor as to the tax consequences of this exercise extension as any such tax consequence is entirely Executive’s responsibility. In addition, to the extent not already paid, and subject to the terms and conditions of the Employment Agreement, the Company shall pay or provide to Executive all other payments or benefits described in Section 3(c)of the Employment Agreement, subject to and in accordance with the terms thereof.

2. Release of Claims. Executive agrees that, other than with respect to the Retained Claims, the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company, any of its direct or indirect subsidiaries and affiliates, and any of its or their current and former officers, directors, equityholders, managers, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries and predecessor and successor corporations and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of any of Executive’s affiliated companies or entities and any of their respective heirs, family members, executors, agents, and assigns, other than with respect to the Retained Claims, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Executive signs this Agreement, including, without limitation:

(a) any and all claims relating to or arising from Executive’s employment or service relationship with the Company or any of its direct or indirect subsidiaries or affiliates and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of any shares of stock or other equity interests of the Company or any of its affiliates, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state law, and securities fraud under any state or federal law;

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(c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;

(d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; and the Sarbanes-Oxley Act of 2002;

(e) any and all claims for violation of the federal or any state constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement;

(h) any and all claims arising out of the wage and hour and wage payments laws and regulations of the state or states in which Executive has provided service to the Company or any of its affiliates (including without limitation the Massachusetts Payment of Wages Law); and

(i) any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not release claims that cannot be released as a matter of law, including, but not limited to, Executive’s right to report possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002, or any other whistleblower protection provisions of state or federal law or regulation and any right to receive an award for information provided thereunder, Executive’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company for discrimination (with the understanding that Executive’s release of claims herein bars Executive from recovering such monetary relief from the Company or any Releasee for any alleged discriminatory treatment), claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law, claims to continued participation in certain of the Company’s group benefit plans pursuant to the terms and conditions of COBRA, claims to any benefit entitlements vested as the date of separation of Executive’s employment, pursuant to written terms of any employee benefit plan of the Company or its affiliates and Executive’s right under applicable law and any Retained Claims. This release further does not release claims for breach of Section 3(c)or Section 4of the Employment Agreement.

3. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has 21 days within which to consider this Agreement, and the Parties agree that such time period to review this Agreement shall not be extended upon any material or immaterial changes to this Agreement; (c) Executive has seven business days following Executive’s execution of this Agreement to revoke this Agreement pursuant to written notice to the General Counsel of the Company; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the

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Company in less than the 21 day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.

4. Restrictive Covenants.

(a) Executive acknowledges and agrees that the restrictive covenants and other post-termination obligations set forth in the Restrictive Covenant Agreement, including without limitation Executive’s obligations relating to confidentiality, non-use and non-disclosure of Proprietary Information (as defined in the Restrictive Covenant Agreement), non-solicitation, cooperation, and return of property, are hereby incorporated by reference and shall remain in full force and effect pursuant to their terms to the maximum extent permitted by applicable law, except that the Parties expressly agree to modify the Restrictive Covenant Agreement by removing Section 6.1, and each subpart thereto, of the Restrictive Covenant Agreement, which shall be of no further force or effect upon the Effective Date (as defined below). Executive represents and warrants that Executive has complied with all provisions of the Restrictive Covenant Agreement at all times through the Effective Date.

(b) In consideration for the severance payments and benefits set forth in Section 1 of this Agreement, Executive agrees for a period of one year after the Effective Date (the “Non-Competition Restricted Period”) to not, directly or indirectly, on Executive’s own behalf or for the benefit of any other individual or entity other than the Company: (i) operate, conduct, or engage in, or prepare to operate, conduct, or engage in the Business (as defined below); (ii) own, finance, or invest in (except as the holder of not more than one percent of the outstanding stock of a publicly held company) any Business; or (iii) participate in, render services to, or assist any person or entity that engages in or is preparing to engage in the Business in any capacity (whether as an employee, consultant, contractor, partner, officer, director, or otherwise) (x) which involves the same or similar types of services Executive performed for the Company at any time during the last two years of Executive’s employment with the Company or (y) in which Executive could reasonably be expected to use or disclose Proprietary Information, in each case (i), (ii) or (iii) in the Restricted Territory (as defined below). Without limiting the Company’s ability to seek other remedies available in law or equity, if Executive violates this Section 4(b), the Non-Competition Restricted Period shall be extended by one day for each day that Executive is in violation of such provisions, up to a maximum extension equal to the length of the Non-Competition Restricted Period, so as to give the Company the full benefit of the bargained-for length of forbearance.

(c) Executive’s continued compliance with the terms of the Restrictive Covenant Agreement (as modified in Section 4(a) above) and the noncompetition obligations set forth in Section 4(b) above (collectively, the “Restrictive Covenants”) is a material condition to receipt of the severance payments and benefits set forth in Section 1 of this Agreement. In the event Executive breaches any part of such Restrictive Covenants, then, in addition to any remedies and enforcement mechanisms set forth in the Restrictive Covenant Agreement, the Employment Agreement and this Agreement, and any other remedies available to the Company (including equitable and injunctive remedies), Executive shall forfeit any additional consideration owing and shall be obligated to promptly return to the Company (within fifteen (15) business days of any breach) the full gross amount of all severance payments and benefits provided.

(d) If any provision of the Restrictive Covenants shall be determined to be unenforceable by any court of competent jurisdiction or arbitrator by reason of its extending for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable.

(e) As used in this Agreement:

(i) The term “Business” means any business or part thereof that develops, manufactures, markets, licenses, sells or provides any product or service that competes with any product or service developed, manufactured, marketed, licensed, sold or provided, or planned to be developed, manufactured, marketed, licensed, sold or provided, by the Company, in each case at any time during Executive’s employment or engagement with the Company.

(ii) The term “Restricted Territory” means each city, county, state, territory and country in which (i) Executive provided services or had a material presence or influence at any time during the last two years of Executive’s employment or engagement with the Company or (ii) the Company is engaged in or has plans to engage in the Business as of the termination of Executive’s employment or engagement with the Company.

5. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal,

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unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

6. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and a duly authorized officer of the Company.

7. Governing Law; Dispute Resolution. This Agreement shall be subject to the provisions of Sections 9(a),9(c), and 9(h)of the Employment Agreement.

8. Effective Date. Executive has seven business days after Executive signs this Agreement to revoke it and this Agreement will become effective on the day immediately following the seventh business day after Executive signed this Agreement (the “Effective Date”). For the avoidance of doubt, if Executive revokes this Agreement as provided herein, the Parties’ modification to the Restrictive Covenant Agreement set forth in Section 4(a) above shall be void and of no effect and, unless the Company has elected or elects in writing to expressly waive Executive’s noncompetition obligations set forth in Section 6.1(a) of the Restrictive Covenant Agreement as provided in Section 6.6 of the Restrictive Covenant Agreement, the Restrictive Covenant Agreement, including without limitation Section 6.1 of the Restrictive Covenant Agreement, shall remain in full force and effect.

9. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive acknowledges that: (a) Executive has read this Agreement; (b) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement; (c) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (d) Executive understands the terms and consequences of this Agreement and of the releases it contains; and (e) Executive is fully aware of the legal and binding effect of this Agreement.

10. Non-disparagement. Executive agrees not to take any action or make any statement, written or oral, which disparages or criticizes the Releasees, their officers, directors, investors or employees, the Releasees’ business practices, or which disrupts or impairs their normal operations, including actions that would (i) harm the Releasees’ reputation with their current and prospective clients, business partners, or the public; or (ii) interfere with existing contracts or employment relationships with current and prospective clients, business partners or Releasees’ employees. Nothing herein shall prohibit or bar Executive from providing truthful testimony in any legal or regulatory proceeding or in communicating with any Government Agencies or representative or from making any truthful disclosure required, authorized or permitted under law or regulation; provided, however, that in providing such testimony or making such disclosures or communications, Executive will use Executive’s best efforts to ensure that this Section is complied with to the maximum extent reasonably possible. Unless required by law, the Company agrees that neither the Company nor, during their term of employment, its current Chief People Officer, David First, Chief Medical Officer, Marshelle Smith-Warren, and General Counsel, Lawrence Knopf, Esq., shall make statements, remarks or comments to third parties, orally, in writing or via social media, directly or indirectly, that are, or could be reasonably interpreted to be, disparaging about Executive or indicate that Executive’s separation from the Company was involuntary. The Company will instruct members of Board of Directors of the Company not to make statements, remarks or comments to third parties, orally, in writing or via social media, directly or indirectly, that are, or could be reasonably interpreted to be, disparaging about Executive or indicate that Executive’s separation from the Company was involuntary.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

EXECUTIVE
Dated:
SQZ BIOTECHNOLOGIES COMPANY

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Dated:	By: Name: Title:

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date and year first above written.

SQZ BIOTECHNOLOGIES COMPANY

By: /s/ Armon Sharei

Name: Armon Sharei, Ph.D.

Title: President and Chief Executive Officer

EXECUTIVE

/s/ Howard Bernstein

Howard Bernstein, M.D., Ph.D.

[Signature Page to Employment Agreement]

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EXHIBIT A

Separation Agreement and Release

This Separation Agreement and Release (“Agreement”) is made by and between ________________ (“Executive”) and SQZ Biotechnologies Company (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Employment Agreement, dated as of _____, 2020 (the “Employment Agreement”) and that certain Employee Proprietary Information and Inventions Assignment Agreement, dated as of ________, 2020 (the “Restrictive Covenant Agreement”); and

WHEREAS, in connection with Executive’s termination of employment with the Company or a subsidiary or affiliate of the Company effective ________, 20__, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company or its subsidiaries or affiliates but, for the avoidance of doubt, nothing herein will be deemed to release any rights or remedies in connection with Executive’s ownership of vested equity securities of the Company, vested benefits or Executive’s right to indemnification by the Company or any of its affiliates pursuant to contract or applicable law (collectively, the “Retained Claims”).

NOW, THEREFORE, in consideration of the severance payments and benefits described in Section 4 of the Employment Agreement, which, pursuant to the Employment Agreement, are conditioned on Executive’s execution and non-revocation of this Agreement, and in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows:

1. Severance Payments and Benefits; Salary and Benefits. The Company agrees to provide Executive with the severance payments and benefits described in Section [4(b)/4(c)] of the Employment Agreement, payable at the times set forth in, and subject to the terms and conditions of, the Employment Agreement. In addition, to the extent not already paid, and subject to the terms and conditions of the Employment Agreement, the Company shall pay or provide to Executive all other payments or benefits described in Section 3(c) of the Employment Agreement, subject to and in accordance with the terms thereof.

2. Release of Claims. Executive agrees that, other than with respect to the Retained Claims, the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company, any of its direct or indirect subsidiaries and affiliates, and any of its or their current and former officers, directors, equityholders, managers, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries and predecessor and successor corporations and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of any of Executive’s affiliated companies or entities and any of their respective heirs, family members, executors, agents, and assigns, other than with respect to the Retained Claims, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or

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unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Executive signs this Agreement, including, without limitation:

(a) any and all claims relating to or arising from Executive’s employment or service relationship with the Company or any of its direct or indirect subsidiaries or affiliates and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of any shares of stock or other equity interests of the Company or any of its affiliates, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state law, and securities fraud under any state or federal law;

(c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;

(d) any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Employee Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act; and the Sarbanes-Oxley Act of 2002;

(e) any and all claims for violation of the federal or any state constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement;

(h) any and all claims arising out of the wage and hour and wage payments laws and regulations of the state or states in which Executive has provided service to the Company or any of its affiliates (including without limitation the Massachusetts Payment of Wages Law); and

(i) any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not release claims that cannot be released as a matter of law, including, but not limited to, Executive’s right to report possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and

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rules promulgated under Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002, or any other whistleblower protection provisions of state or federal law or regulation and any right to receive an award for information provided thereunder, Executive’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company for discrimination (with the understanding that Executive’s release of claims herein bars Executive from recovering such monetary relief from the Company or any Releasee for any alleged discriminatory treatment), claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law, claims to continued participation in certain of the Company’s group benefit plans pursuant to the terms and conditions of COBRA, claims to any benefit entitlements vested as the date of separation of Executive’s employment, pursuant to written terms of any employee benefit plan of the Company or its affiliates and Executive’s right under applicable law and any Retained Claims. This release further does not release claims for breach of Section 3(c) or Section 4 of the Employment Agreement.

3. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has 21 days within which to consider this Agreement, and the Parties agree that such time period to review this Agreement shall not be extended upon any material or immaterial changes to this Agreement; (c) Executive has seven business days following Executive’s execution of this Agreement to revoke this Agreement pursuant to written notice to the General Counsel of the Company; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21 day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement.

4. Restrictive Covenants.

(a) Executive acknowledges and agrees that the restrictive covenants and other post-termination obligations set forth in the Restrictive Covenant Agreement, including without limitation Executive’s obligations relating to confidentiality, non-use and non-disclosure of Proprietary Information (as defined in the Restrictive Covenant Agreement), non-solicitation, cooperation, and return of property, are hereby incorporated by reference and shall remain in full force and effect pursuant to their terms to the maximum extent permitted by applicable law, except that the Parties expressly agree to modify the Restrictive Covenant Agreement by removing Section 6.1, and each subpart thereto, of the Restrictive Covenant Agreement, which shall be of no further force or effect upon the Effective Date (as defined below). Executive represents and warrants that Executive has complied with all provisions of the Restrictive Covenant Agreement at all times through the Effective Date.

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(b) In consideration for the severance payments and benefits set forth in Section 1 of this Agreement, Executive agrees for a period of one year after the Effective Date (the “Non-Competition Restricted Period”) to not, directly or indirectly, on Executive’s own behalf or for the benefit of any other individual or entity other than the Company: (i) operate, conduct, or engage in, or prepare to operate, conduct, or engage in the Business (as defined below); (ii) own, finance, or invest in (except as the holder of not more than one percent of the outstanding stock of a publicly held company) any Business; or (iii) participate in, render services to, or assist any person or entity that engages in or is preparing to engage in the Business in any capacity (whether as an employee, consultant, contractor, partner, officer, director, or otherwise) (x) which involves the same or similar types of services Executive performed for the Company at any time during the last two years of Executive’s employment with the Company or (y) in which Executive could reasonably be expected to use or disclose Proprietary Information, in each case (i), (ii) or (iii) in the Restricted Territory (as defined below). Without limiting the Company’s ability to seek other remedies available in law or equity, if Executive violates this Section 4(b), the Non-Competition Restricted Period shall be extended by one day for each day that Executive is in violation of such provisions, up to a maximum extension equal to the length of the Non-Competition Restricted Period, so as to give the Company the full benefit of the bargained-for length of forbearance.

(c) Executive’s continued compliance with the terms of the Restrictive Covenant Agreement (as modified in Section 4(a) above) and the noncompetition obligations set forth in Section 4(b) above (collectively, the “Restrictive Covenants”) is a material condition to receipt of the severance payments and benefits set forth in Section 1 of this Agreement. In the event Executive breaches any part of such Restrictive Covenants, then, in addition to any remedies and enforcement mechanisms set forth in the Restrictive Covenant Agreement, the Employment Agreement and this Agreement, and any other remedies available to the Company (including equitable and injunctive remedies), Executive shall forfeit any additional consideration owing and shall be obligated to promptly return to the Company (within fifteen (15) business days of any breach) the full gross amount of all severance payments and benefits provided.

(d) If any provision of the Restrictive Covenants shall be determined to be unenforceable by any court of competent jurisdiction or arbitrator by reason of its extending for too great a period of time or over too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable.

(e) As used in this Agreement:

(i) The term “Business” means any business or part thereof that develops, manufactures, markets, licenses, sells or provides any product or service that competes with any product or service developed, manufactured, marketed, licensed, sold or provided, or planned to be developed, manufactured, marketed, licensed, sold or provided, by the Company, in each case at any time during Executive’s employment or engagement with the Company.

(ii) The term “Restricted Territory” means each city, county, state, territory and country in which (i) Executive provided services or had a material presence or influence at any time during the last two years of Executive’s employment or engagement with the Company or (ii) the Company is engaged in or has plans to engage in the Business as of the termination of Executive’s employment or engagement with the Company.

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5. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

6. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and a duly authorized officer of the Company.

7. Governing Law; Dispute Resolution. This Agreement shall be subject to the provisions of Sections 9(a), 9(c), and 9(h) of the Employment Agreement.

8. Effective Date. Executive has seven business days after Executive signs this Agreement to revoke it and this Agreement will become effective on the day immediately following the seventh business day after Executive signed this Agreement (the “Effective Date”). For the avoidance of doubt, if Executive revokes this Agreement as provided herein, the Parties’ modification to the Restrictive Covenant Agreement set forth in Section 4(a) above shall be void and of no effect and, unless the Company has elected or elects in writing to expressly waive Executive’s noncompetition obligations set forth in Section 6.1(a) of the Restrictive Covenant Agreement as provided in Section 6.6 of the Restrictive Covenant Agreement, the Restrictive Covenant Agreement, including without limitation Section 6.1 of the Restrictive Covenant Agreement, shall remain in full force and effect.

9. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive acknowledges that: (a) Executive has read this Agreement; (b) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement; (c) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (d) Executive understands the terms and consequences of this Agreement and of the releases it contains; and (e) Executive is fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

EXECUTIVE
Dated: 11/30/22	/s/ Armon Sharei
SQZ BIOTECHNOLOGIES COMPANY

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Dated: 11/30/2022	By: Name: /s/ Lawrence Knopf Title: General Counsel

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